UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________

November 7, 2005

BSI2000, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28287	88-0418749
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12600 West Colfax Avenue, Suite B-410 Lakewood, Colorado	80215
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(303) 231-9095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2005, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners (“Cornell”), pursuant to which the Company issued to Cornell secured convertible debentures in the amount of $1,000,000 (the “Convertible Debentures”), of which $350,000 shall be funded on or about November 10, 2005, $400,000 shall be funded on the fifth business day following an increase in the Company’s common stock, par value $0.001 per share, (the “Common Stock”), $250,000 shall be funded two business days prior to the date a registration statement is filed with the United States Securities and Exchange Commission.

The Convertible Debentures are secured by substantially all of the Company’s assets, have a three-year term and accrue interest at 12% per annum. Cornell is entitled, at its option, to convert, and sell all or any part of the principal amount of the Convertible Debentures, plus accrued interest, into shares of the Company’s Common Stock at the price per share equal to the lesser of (a) an amount equal to an amount equal to 120% of the closing bid price of the Common Stock as listed on a principal market as quoted by Bloomberg LP, on the date hereof or (b) an amount equal to 80% of the lowest closing bid price of the Common Stock for the 5 trading days immediately preceding the conversion date which may be adjusted pursuant to the other terms of the Convertible Debentures.

The Company may redeem, with three business days advance written notice to Cornell, a portion or all amounts outstanding under the Convertible Debentures prior to the maturity date as follows: (i) if the closing bid price of the of the Company’s Common Stock, as reported by Bloomberg, LP, is less than the Fixed Price, as defined below, at the time of the redemption notice, the Company shall pay an amount equal to the principal amount outstanding and accrued interest being redeemed, plus a redemption premium of 20% of the amount redeemed. The Fixed Price is an amount equal to 120% of the closing bid price of the Company’s Common Stock as listed on a principal market as quoted by Bloomberg LP on November 3, 2005. In the event the Convertible Debentures are redeemed, then the Company will issue to Cornell a warrant to purchase 20,000,000 shares at an exercise price of $0.05 or as subsequently adjusted under the terms of the warrant.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit No. Description

Exhibit	Description	Location

Exhibit 99.1	Securities Purchase Agreement dated as of November 3, 2005 between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 99.2	Investor Registration Rights Agreement dated as of November 3, 2005 between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 99.3	Secured Convertible Debenture dated as of November 3, 2005, issued to Cornell Capital Partners, LP	Provided herewith

Exhibit 99.4	Second Amended and Restated Security Agreement dated as of November 3, 2005 between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 99.5	Warrant dated as of November 3, 2005 issued to Cornell Capital Partners, LP	Provided herewith

Exhibit 99.6	Escrow Agreement dated November 3, 2005 among the Company, Cornell Capital Partners, LP and David Gonzalez, Esq.	Provided herewith

Exhibit 99.7	Irrevocable Transfer Agent Instructions dated as of November 3, 2005 between the Company and Cornell Capital Partners, LP	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSI2000, INC.

Date: November 7, 2005	By:	/s/ Jack Harper
Name: Jack Harper
Title: President